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                                                                    EXHIBIT 10.4

                                     FORM OF
                      FOUNDERS STOCK RESTRICTION AGREEMENT


         AGREEMENT made as of ______________, 199__, between SilverStream Software, Inc., a Delaware corporation (the "Company"), and ______________ (the "Employee").

         For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

         1. PURCHASE OF SHARES. The Company shall issue and sell to the Employee, and the Employee _______________ shares (the "Shares") of common stock, $.001 par value per share, of the Company (the "Common Stock"), at a purchase price of $_____ per share. The aggregate purchase price for the Shares shall be paid by the Employee by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Employee one or more certificates in the name of the Employee for that number of Shares purchased by the Employee. The Employee agrees that the Shares shall, until such vesting occurs, be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

         2.       PURCHASE OPTION.

                  (a) In the event that the Employee ceases to be employed by the Company for any reason or no reason, with or without cause, (i) during the period ending __________, 199__, the Company shall have the right and option to purchase from the Employee, for the sum of $_____ per share, all of the Shares and (ii) during the period beginning __________, 199__ and ending _________, 200__ (the "Vesting Period"), the Company shall have the right and option to purchase from the Employee, for the sum of $_____ per share, a portion of the Shares determined by multiplying 60% of the number of Shares initially purchased hereunder by a fraction, the numerator of which shall be 12 minus the number of consecutive full three-month periods during which the Employee is employed by the Company from and after ___________, 199__ and the denominator of which is 12. The Company's right and option to purchase Shares from the Employee hereunder is hereinafter referred to as the "Purchase Option."

                  (b) Upon any acquisition of all or substantially all of the business of the Company by a third party by merger, sale of assets or otherwise (an "Acquisition"), (i) the number of shares then subject to the Purchase Option shall be reduced by one-half and (ii) the duration of the remaining balance of the Vesting Period shall be shortened by 50%. In addition, if the employment of Employee is terminated by the Company without Cause or by the Employee for Good Reason




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following an Acquisition but before ________, 200__, then no Shares shall be subject to the Purchase Option upon such termination and this Agreement shall terminate. "Cause" shall mean the wilful engaging by the Employee in illegal conduct or gross misconduct which is materially injurious to the Company. "Good Reason" shall mean (i) any substantial diminution in the Employee's position, title or responsibilities, (ii) any required relocation of the Employee to a principal place of business more than 30 miles from his principal place of business immediately prior to the Acquisition, or (iii) any substantial diminution in the Employee's annual salary or bonus potential from that in effect immediately prior to the Acquisition.

                  (c) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

         3.       EXERCISE OF PURCHASE OPTION AND CLOSING.

                  (a) The Company may exercise the Purchase Option by delivering or mailing to the Employee (or his estate), within sixty (60) days after the termination of the employment of the Employee with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

                  (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such certificate or certificates, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Option Price therefor.

                  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Shares.

                  (d) The Option Price may be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check) or both.



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                  (e)      The Company shall not purchase any fraction of a
Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

         4.       RESTRICTIONS ON TRANSFER.

                  (a) Except as otherwise provided in subsection (b) below, the Employee shall not, during the term of the Purchase Option, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless and until such Shares are no longer subject to the Purchase Option.

                  (b) Notwithstanding the foregoing, the Employee may transfer Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

         5. EFFECT OF PROHIBITED TRANSFER. The Company shall not be required to (a) transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

         6. RESTRICTIVE LEGEND. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

         "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the Corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the Corporation."

         7. INVESTMENT REPRESENTATIONS. The Employee represents, warrants and covenants as follows:

                  (a) The Employee is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.


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                  (b)      The Employee has had such opportunity as he has
deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) The Employee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Employee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Employee understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

                  (f) A legend substantially in the following form will be placed on the certificate representing the Shares:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not required."

         8.       ADJUSTMENTS FOR STOCK SPLITS, STOCK DIVIDENDS, ETC.

                  (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.



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                  (b)      If the Shares are converted into or exchanged for, or
stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

         9.       WITHHOLDING TAXES.

                  (a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee.

                  (b) If the Employee elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Employee.

         10. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         11. WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

         12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

         13. NO RIGHTS TO EMPLOYMENT. Nothing contained in this Agreement shall be construed as giving the Employee any right to be retained, in any position, as an employee of the Company.

         14. NOTICE. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United



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States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

         15. PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         17. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

         18. GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                        SILVERSTREAM SOFTWARE, INC.



                                        By:
                                            -----------------------------------


                                        Address: One Burlington Woods Drive
                                                 Burlington, MA  01830


                                        EMPLOYEE



                                        ---------------------------------------


                                        Address:



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This Form of Founders Stock Restriction Agreement (or comparable form) was entered into by the following executive officers of SilverStream Software, Inc.:


                                                          Per Share           End of
    Name                     Date     No. of Shares    Purchase Price     Vesting Period
    ----                     ----     -------------    --------------     --------------

David R. Skok               7/9/96     1,122,000            $.001             6/30/00
David A. Litwack           11/4/96     1,123,000            $.001            10/31/00
Peter E. Brumme           11/12/96       564,850            $.001            10/31/00
John W. Pearce             8/16/96       347,600            $.001             7/31/00
Kim A. Sheffield           8/16/96       347,600            $.001             7/31/00
Arnold S. Epstein          8/16/96       451,880            $.001             7/31/00
Craig A. Dynes             11/2/97        70,000            $ .50             7/16/01






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